UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 30, 2006 (May 23, 2006)
MARSH SUPERMARKETS, INC.
(Exact name of registrant as specified in its charter)

Indiana	000-01532	35-0918179
(State or other	(Commission	(IRS Employer
jurisdiction of incorporation)	File Number)	Identification No.)
9800 Crosspoint Boulevard, Indianapolis, Indiana 46256-3350
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (317) 594-2100
Not applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On May 23, 2006, the Board of Directors of Marsh Supermarkets, Inc. (the “Company”) approved the Fourth Amendment (the “Fourth Amendment”) to the Marsh Equity Ownership Plan, as Amended and Restated as of January 1, 1989. The Fourth Amendment provides that, effective May 1, 2006, with respect to merger or consolidation proposals, proportional voting will apply to allocated shares for which the Retirement Committee receives no directions and to any unallocated shares.
     The foregoing description of the Fourth Amendment is not complete and is qualified in its entirety by reference to the full text of the Fourth Amendment, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Exhibit Description
10.1	Fourth Amendment to the Marsh Equity Ownership Plan, as Amended and Restated as of January 1, 1989
Where to Find Additional Information
The Company plans to file with the Securities and Exchange Commission (the “SEC”) and mail to its shareholders a Proxy Statement in connection with the proposed transaction with MSH Supermarkets Holding Corp. Investors are urged to carefully read the Proxy Statement and any other relevant documents filed with the SEC when they become available, because they will contain important information about the Company and the proposed merger. The Proxy Statement will be mailed to the shareholders of the Company prior to the shareholder meeting. In addition, investors and security holders will be able to obtain free copies of the Proxy Statement, when it becomes available, and other documents filed by the Company with the SEC, at the Web site maintained by the SEC at www.sec.gov. These documents may also be accessed and downloaded for free from the Company’s Web site at www.marsh.net, or copies may be obtained, without charge, by directing a request to Chief Financial Officer, Marsh Supermarkets, Inc., 9800 Crosspoint Boulevard, Indianapolis, Indiana 46256, (317) 594-2100.

Participants in the Solicitation
The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the proposed transaction with MSH Supermarkets Holding Corp. Information regarding the Company’s directors and executive officers is contained in the Company’s proxy statement relating to its 2005 annual meeting of shareholders, which was filed with the SEC on June 23, 2005. Additional information regarding the interests of participants in the solicitation will be set forth in the Proxy Statement filed with the SEC in connection with the proposed transaction.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 30, 2006

MARSH SUPERMARKETS, INC.
By:	/s/ Douglas W. Dougherty
	Name:	Douglas W. Dougherty
	Title:	Executive Vice President-Finance and Administration

INDEX TO EXHIBITS

Exhibit No.	Exhibit Description
10.1	Fourth Amendment to the Marsh Equity Ownership Plan, as Amended and Restated as of January 1, 1989